* Represents the period from March 28, 1994 (date of initial public investment) to November 30, 1994.
  **Represents the period from December 26, 1994 (date of initial public investment) to November 30, 1995.
  In addition, for the fiscal years ended November 30, 1996, 1995, and 1994, FAS reimbursed the Equity Fund $0, $0, and $40,467, respectively, in other Fund operating expenses; for the fiscal years ended November 30, 1996, 1995, and 1994, FAS reimbursed the Equity Index Fund $0, $0, and $50,455, respectively, in other Fund operating expenses; for the fiscal years ended November 30, 1996, 1995, and 1994, FAS reimbursed the Balanced Fund $0, $0, and $46,191, respectively, in other Fund operating expenses; for the fiscal years ended November 30, 1996, 1995, and 1994, FAS reimbursed the Fixed Income Fund $0, $0, and $48,849, respectively, in other Fund operating expenses; for the fiscal years ended November 30, 1996, 1995, and 1994, FAS reimbursed the Short-Term Fixed Income Fund $0, $0, and $39,787, respectively, in other Fund operating expenses.

CUSTODIAN
  Wachovia Bank of North Carolina, N.A., Winston-Salem, North Carolina, is custodian (the "Custodian") for the securities and cash of the Funds. Under the Custodian Agreement, the Custodian holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trusts pursuant to the Custodian Agreement, the Trusts pay the Custodian an annual fee based upon the average daily net assets of the Funds and which is payable monthly. The Custodian will also charge transaction fees and out-of-pocket expenses.


TRANSFER AGENT
  Federated Services Company, Pittsburgh, Pennsylvania a subsidiary of Federated Investors, is transfer agent (the "Transfer Agent") for the shares of the Funds, and dividend disbursing agent for the Funds. Federated Services Company also provides certain accounting and recordkeeping services with respect to the Funds' portfolio investments.
LEGAL SERVICES
  Legal services for the Funds are provided by Kirkpatrick & Lockhart LLP, Washington, D.C. Piper & Marbury L.L.P., Washington, D.C., serves as counsel to the independent Trustees.
INDEPENDENT AUDITORS
  The independent auditors are Ernst & Young LLP, Pittsburgh,
Pennsylvania.
DISTRIBUTION PLAN (CLASS B SHARES ONLY) AND SHAREHOLDER SERVICES PLAN (CLASS A SHARES AND CLASS B SHARES ONLY)

  These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services Company, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to: marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.


  By adopting Distribution Plans, the Trustees expect that the Funds will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist a Fund in pursuing its investment objective. By identifying potential investors whose needs are served by a Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.
  Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended November 30, 1996, payments in the amount of $979 were made pursuant to the Plan on behalf of Equity Fund. In addition, for the fiscal year the Equity Fund Class A Shares paid shareholder service fees in the amount of $112,041, all of which was waived, and Class B Shares paid $326.
  For the fiscal year ended November 30, 1996, payments in the amount of $1,652 were made pursuant to the Plan on behalf of Quantitative Equity Fund. In addition, for the fiscal year the Quanitative Equity Fund Class A Shares paid shareholder service fees in the amount of $101,106, all of which was waived, and Class B Shares paid $551.
  For the fiscal year ended November 30, 1996, the Equity Index Fund Class A Shares paid shareholder service fees in the amount of $146,700, all of which was waived.


  For the fiscal year ended November 30, 1996, the Special Values Fund Class A Shares paid shareholder service fees in the amount of $36,749, all of which was waived.
  For the fiscal year ended November 30, 1996, the Emerging Markets Fund Class A Shares paid shareholder service fees in the amount of $82,304, all of which was waived.
  For the fiscal year ended November 30, 1996, payments in the amount of $1,822 were made pursuant to the Plan on behalf of Balanced Fund. In addition, for the fiscal year the Balanced Fund Class A Shares paid shareholder service fees in the amount of $163,749, all of which was waived, and Class B Shares paid $607.
  For the fiscal year ended November 30, 1996, payments in the amount of $195 were made pursuant to the Plan on behalf of Fixed Income Fund. In addition, for the fiscal year the Fixed Income Fund Class A Shares paid shareholder service fees in the amount of $132,440, all of which was waived, and Class B Shares paid $65.
  For the fiscal year ended November 30, 1996, the Short-Term Fixed Income Fund Class A Shares paid shareholder service fees in the amount of $85,662, all of which was waived.
  For the fiscal year ended November 30, 1996, Georgia Municipal Bond Fund Class A Shares paid shareholder service fees in the amount of $9,722 all of which was waived.
  For the fiscal year ended November 30, 1996, North Carolina Municipal Bond Fund Class A Shares paid shareholder service fees in the amount of $24,077, all of which was waived.
  For the fiscal year ended November 30, 1996, South Carolina Municipal Bond Fund Class A Shares paid shareholder service fees in the amount of $86,827, all of which was waived.



PURCHASING FUND SHARES

  Shares of a Fund are sold at net asset value plus an applicable sales charge on days on which the Wachovia Banks, the New York Stock Exchange and the Federal Reserve Wire System are open for business.
CONVERSION TO FEDERAL FUNDS
  It is each Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. The Wachovia Banks act as the shareholders' agent in depositing checks and converting them to federal funds.
EXCHANGING SECURITIES FOR FUND SHARES
  A Fund may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the investment adviser that the securities to be exchanged are acceptable.
  Any securities exchanged must meet the investment objective and policies of a Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged in any initial investment, plus any cash, must be at least equal to the minimum investment in the Fund.
  Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend on the net asset value of Fund shares on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.
  Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends,


subscription or other rights attached to the securities become the property of the Fund, along with the securities.
  If an exchange is permitted, it will be treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund shares, a gain or loss may be realized by the investor. DETERMINING NET ASSET VALUE

  Net asset value generally changes each day. The days on which net asset value is calculated by a Fund are described in the prospectuses.

  Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as a Fund is informed of the ex-dividend date.

DETERMINING MARKET VALUE OF SECURITIES

  The market values of a Fund's portfolio securities are determined as follows:

     ofor equity securities, according to the last sale price on a national securities exchange, if available;
     oin the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices; ofor unlisted equity securities, the latest bid prices;
     ofor bonds and other fixed income securities, as determined by an independent pricing service;
     ofor short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service; or


     ofor all other securities, at fair value as determined in good faith by the Trustees.
  Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
  The Fund will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of option trading on such exchanges, unless the Trustees determine in good faith that another method of valuing option positions is necessary.
REDEEMING FUND SHARES

  A Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectuses under "Redeeming Shares."
REDEMPTION IN KIND
  Although eah Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To the extent available, such securities will be readily marketable.
  Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.
  Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.


  The Trusts have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates a Fund to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.
MASSACHUSETTS BUSINESS TRUSTS

  Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trusts. To protect shareholders, the Trusts have filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trusts. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trusts or the Trustees enter into or sign on behalf of a Fund.
  In the unlikely event a shareholder is held personally liable for a Trust's obligations on behalf of a Fund, the Trust is required by its Declaration of Trust to use the property of the Fund to protect or compensate the shareholder. On request, a Trust will defend any claim made and pay any judgment against a shareholder of a Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of a Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.
TAX STATUS

THE FUNDS' TAX STATUS
  Each Fund expects to pay no federal income tax because it intends to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Fund must, among other requirements:
     oderive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
     oderive less than 30% of its gross income from the sale of securities held less than three months;
     oinvest in securities within certain statutory limits; and odistribute to its shareholders at least 90% of its net income earned during the year.
  Federal income tax law requires the holder of a zero coupon convertible security to recognize income with respect to the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to avoid liability of federal income taxes, a Fund will be required to distribute income accrued with respect to zero coupon convertible securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.
SHAREHOLDERS' TAX STATUS
  Shareholders of the Equity Fund, Quantitative Equity Fund, Equity Index Fund, Special Values Fund, Emerging Markets Fund, Balanced Fund, Fixed Income Fund, and Short-Term Fixed Income Fund are subject to federal income tax on dividends received as cash or additional shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to a Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. These dividends, and any short-term capital gains, are taxable as ordinary income.


  No portion of any income dividend income paid by the Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, and South Carolina Municipal Bond Fund is eligible for the dividends received deductions available to corporations.
CAPITAL GAINS
  Long-term capital gains distributed to shareholders will be treated as long-term capital gains regardless of how long shareholders have held shares.
  Capital gains or losses may be realized by the Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, and South Carolina Municipal Bond Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of:
     othe availability of higher relative yields;
     odifferentials in market values;
     onew investment opportunities;
     ochanges in creditworthiness of an issuer; or oan attempt to preserve gains or limit losses.
  Distribution of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the shares.


TOTAL RETURN

  The average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales load, adjusted over the period by any additional shares, assuming the reinvestment of all dividends and distributions.
Cumulative total return reflects a Fund's total performance over a specific period of time. This total return assumes and is reduced by the payment of the maximum sales charge. The Funds' cumulative total returns are representative of investment activity since a Fund's effective date.

FUND NAME     CLASS A       CLASS A      CLASS A       CLASS B    CLASS Y SHARES
              SHARES        SHARES       SHARES        SHARES     CUMULATIVE
              AVERAGE       AVERAGE      AVERAGE       CUMULATIVE TOTAL RETURN
              ANNUAL        ANNUAL       ANNUAL        TOTAL     SINCE INCEPTION
              TOTAL         TOTAL RETURN TOTAL RETURN  RETURN
              RETURN        5-YEAR       SINCE         SINCE
              1-YEAR        PERIOD*      INCEPTION**   INCEPTION
              PERIOD*

Equity Fund   19.90%                     15.08%+       14.25%++    19.57%++

Quantitative  18.15%                     19.04%#       14.92%++    20.19%++
Equity Fund

Equity Index  21.48%                     17.17%+                   20.14++
Fund

Special       33.53%                     15.90%+                   15.05%++
Values Fund



Emerging      7.39%                      5.92##                    (2.10%)++
Markets Fund
Balanced Fund 13.23%                     11.93%+       9.47%++     14.69%++
Fixed Income  0.72%                      4.36%+        0.77%++     6.12%++
Fund
Short-Term    2.70%                      4.00%+                    3.00%++
Fixed Income
Fund
Georgia       0.21%                      7.09%##                   4.31%++
Municipal
Bond Fund
North         0.42%                      7.43%##                   4.55%++
Carolina
Municipal
Bond Fund
South         0.80%         6.63%        6.85%###                  4.86%++
Carolina
Municipal
Bond Fund


* For the fiscal year ended November 30, 1996.
** Start of performance
+ May 7, 1993 through November 30, 1996
++ July 23, 1996 through November 30, 1996
# March 25, 1994 through November 30, 1996
## December 23, 1994 through November 30, 1996


### January 11, 1991 through November 30, 1996

YIELD

  The yield for a Fund is determined each day by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by a Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
  To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund, the performance will be reduced for those shareholders paying those fees.

  The Funds' yield for the thirty-day period ended November 30, 1996, is as follows:
FUND NAME          CLASS A SHARES    CLASS B SHARES     CLASS Y SHARES

Equity Fund        0.77%             (0.15%)            0.81%
Quantitative       1.11%             0.21%              1.17%
Equity Fund
Equity Index Fund  1.50%             1.57%              1.57%
Special Values     0.40%                                0.40%


Fund
Emerging Markets   0.00%                                0.00%
Fund
Balanced Fund      2.52%             1.68%              2.65%
Fixed Income Fund  5.21%             4.46%              5.47%
Short-Term Fixed   5.11%                                5.24%
Income Fund
Georgia Municipal  3.96%                                4.16%
Bind Fund
North Carolina     3.88%                                4.09%
Municipal Bond
Fund
South Carolina     4.40%                                4.63%
Municipal Bond
Fund





TAX-EQUIVALENT YIELD

  The tax-equivalent yield of a Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that a Fund would have had to earn to equal its actual yield, assuming that income is 100% tax-exempt.
  The Funds may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in a Fund's portfolio generally remain free from federal regular income tax*, and is often free from state and local taxes as well. As the tables below indicate, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

Georgia Municipal Bond Fund Class A Shares' tax-equivalent yield for the thirty-day period ended November 30, 1996 was 5.74%, assuming a 31% tax bracket.
  Georgia Municipal Bond Fund Class Y Shares' tax-equivalent yield for the thirty-day period ended November 30, 1996 was 6.03%, assuming a 31% tax bracket.



                       TAXABLE YIELD EQUIVALENT FOR 1996
                                   STATE OF GEORGIA

    TAX BRACKET:
    FEDERAL   15.00%  28.00%     31.00%      36.00%     39.60%
    COMBINED
    FEDERAL
    AND STATE:21.00%  34.00%     37.00%      42.00%     45.60%



    JOINT        $1- $40,101-   $96,901-   $147,701-     OVER
    RETURN    40,100  96,900    147,700     263,750    $263,750
    SINGLE       $1- $24,001-   $58,151-   $121,301-     OVER
    RETURN    24,000  58,150    121,300     263,750    $263,750


Tax-Exempt
Yield                    Taxable Yield Equivalent

     1.50%     1.90%    2.27%     2.38%      2.59%       2.76%
     2.00%     2.53%    3.03%     3.17%      3.45%       3.68%
     2.50%     3.16%    3.79%     3.97%      4.31%       4.60%
     3.00%     3.80%    4.55%     4.76%      5.17%       5.51%
     3.50%     4.43%    5.30%     5.56%      6.03%       6.43%
     4.00%     5.06%    6.06%     6.35%      6.90%       7.35%
     4.50%     5.70%    6.82%     7.14%      7.76%       8.27%
     5.00%     6.33%    7.58%     7.94%      8.62%       9.19%
     5.50%     6.96%    8.33%     8.73%      9.48%      10.11%
     6.00%     7.59%    9.09%     9.52%     10.34%      11.03%
     6.50%     8.23%    9.85%    10.32%     11.21%      11.95%
     7.00%     8.86%   10.61%    11.11%     12.07%      12.87%

North Carolina Municipal Bond Fund Class A Shares' tax-equivalent yield for the thirty-day period ended November 30, 1996 was 5.62%, assuming a 31% tax bracket.
  North Carolina Municipal Bond Fund Class Y Shares' tax-equivalent yield for the thirty-day period ended November 30, 1996 was 5.93%, assuming a 31% tax bracket.



                       TAXABLE YIELD EQUIVALENT FOR 1996
                               STATE OF NORTH CAROLINA

    TAX BRACKET:
    FEDERAL   15.00%  28.00%     31.00%      36.00%     39.60%


    COMBINED
    FEDERAL
    AND STATE 22.00%  35.00%     38.75%      43.75%     47.35%



    JOINT        $1- $40,101-   $96,901-   $147,701-     OVER
    RETURN    40,100  96,900    147,700     263,750    $263,750

    SINGLE       $1- $24,001-   $58,151-   $121,301-     OVER
    RETURN    24,000  58,150    121,300     263,750    $263,750


Tax-Exempt
Yield                    Taxable Yield Equivalent


     3.50%     4.49%    5.38%     5.71%      6.22%       6.65%
     4.00%     5.13%    6.15%     6.53%      7.11%       7.60%
     4.50%     5.77%    6.92%     7.35%      8.00%       8.55%
     5.00%     6.41%    7.69%     8.16%      8.89%       9.50%
     5.50%     7.05%    8.46%     9.98%      9.78%      10.45%
     6.00%     7.69%    9.23%     9.80%     10.67%      11.40%
     6.50%     8.33%   10.00%    10.61%     11.56%      12.35%
     7.00%     8.97%   10.77%    11.43%     12.44%      13.30%
     7.50%     9.62%   11.54%    12.24%     13.33%      14.25%
     8.00%    10.26%   12.31%    13.06%     14.22%      15.19%





  South Carolina Municipal Bond Fund Class A Shares' tax-equivalent yield for the thirty-day period ended November 30, 1996 was 6.38%, assuming a 31% tax bracket.
  South Carolina Municipal Bond Fund Class Y Shares' tax-equivalent yield for the thirty-day period ended November 30, 1996 was 6.71%, assuming a 31% tax bracket.



                       TAXABLE YIELD EQUIVALENT FOR 1996
                            STATE OF SOUTH CAROLINA


    TAX BRACKET:
    FEDERAL   15.00%  28.00%     31.00%      36.00%     39.60%
    COMBINED
    FEDERAL
    AND STATE 22.00%  35.00%     38.00%      43.00%     46.60%



    JOINT        $1- $40,401-   $96,901-   $147,701-     OVER
    RETURN    40,100  96,900    147,700     263,750    $263,750

    SINGLE       $1- $24,001-   $58,151-   $121,301-     OVER
    RETURN    24,000  58,150    121,300     263,750    $263,750


Tax-Exempt
Yield                    Taxable Yield Equivalent




     2.50%     3.21%    3.85%     4.03%      4.39%       4.68%
     3.00%     3.85%    4.62%     4.84%      5.26%       5.62%
     3.50%     4.49%    5.38%     5.65%      6.14%       6.55%
     4.00%     5.13%    6.15%     6.45%      7.02%       7.49%
     4.50%     5.77%    6.92%     7.26%      7.89%       8.43%
     5.00%     6.41%    7.69%     8.06%      8.77%       9.36%
     5.50%     7.05%    8.46%     8.87%      9.65%      10.30%
     6.00%     7.69%    9.23%     9.68%     10.53%      11.24%
     6.50%     8.33%   10.00%    10.48%     11.40%      12.17%
     7.00%     8.97%   10.77%    11.29%     12.28%      13.11%

  Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.
  The charts above are for illustrative purposes only. They are not indicators of past or future performance of the Funds.
  * Some portion of a Fund's income may be subject to the federal alternative minimum tax and state and local taxes.


PERFORMANCE COMPARISONS

     A Fund's performance depends upon such variables as:
     oportfolio quality;
     oaverage portfolio maturity;
     otype of instruments in which the portfolio is invested;


     ochanges in interest rates and market value of portfolio securities; ochanges in the Fund's expenses;
     othe relative amount of Fund cash flow; and ovarious other factors.
  A Fund's performance fluctuates on a daily basis largely because net earnings and the maximum offering price (i.e., net asset value plus any sales charge) per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.
  Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
     oLIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in maximum offering price over a specific period of time. From time to time, a Fund will quote its Lipper ranking in advertising and sales literature.
     oDOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue-chip industrial corporations. The DJIA indicates daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.


     oSTANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS (THE
      "S&P INDEX"), is a composite index of common stocks in industry, transportation, and financial and public utility companies. In addition, the S&P Index assumes reinvestment of all dividends paid by stocks listed on the S&P Index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P Index figures.
     oRUSSELL 2000 INDEX is a broadly diversfied index consisting of approximately 2,000 small capitalization common stocks that can be ised to compare the total returns of funds whose portfolios are invested primarily in small capitalization common stocks.
     oEUROPE, AUSTRALIA, AND FAR EAST ("EAFE") is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Capital International, S.A., Geneva, Switzerland.
     oINTERNATIONAL FINANCE CORPORATION ("IFC") EMERGING MARKET INDICES are market capitalization-weighted foreign securities indices, which are used to measure the performance of emerging markets (as defined by the World Bank) in Europe, Asia, Latin America, and the Middle East/Africa. The IFC calculates both a "Global" and an "Investable" version of its index. The "Global" version includes companies and countries with regard to their access to foreign investors. The "Investable" Index adjusts company and market weights to reflect their accessibility to foreign investors. The IFC Global Index currently covers approximately 1,200 securities in 25 markets; the IFC Investable Index currently covers approximately 900 securities in 24 markets. Both indices are presently calculated in local currency and in US dollars, without dividends and with gross dividends reinvested (e.g., before withholding taxes). The IFC is a subsidiary of the World Bank, and has been collecting data on emerging markets since 1975.
     oMORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") EMERGING MARKETS
      INDICES are market capitalization-weighted foreign securities indices, which are used to measure the performance of emerging markets (as defined by the World Bank) in Europe, Asia, Latin America, and the Middle East/Africa. MSCI calculates a "Global" and a "Free" version of its index. The "Global" version includes companies and countries without regards to their access to foreign investors. The "Free" Index adjusts company and market weights to reflect their assessibility to foreign investors. The MSCI Global Index currently covers approximately 630 securities in 20 markets; the MSCI Free Index currently covers approximately 560 securities in 19 markets. Both indices are presently calculated in local currency and in US dollars, without dividends and with gross dividends reinvested (e.g., before withholding taxes).
     oMERRILL LYNCH COMPOSITE 1-3 YEAR TREASURY INDEX is an unmanaged index tracking short-term U.S. government securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith.
     oMERRILL LYNCH COMPOSITE 1-5 YEAR TREASURY INDEX is comprised of approximately 66 issues of U.S. Treasury securities maturing between


      1 and 4.99 years, with coupon rates of 4.25% or more. These total return figures are calculated for one, three, six, and twelve month periods and year-to-date and include the value of the bond plus income and any price appreciation or depreciation.
     oSALOMON BROTHERS 3-5 YEAR GOVERNMENT INDEX quotes total returns for U.S. Treasury issues (excluding flower bonds) which have maturities of three to five years. These total returns are year-to-date figures which are calculated each month following January 1.
     oMERRILL LYNCH 3-5 YEAR TREASURY INDEX is comprised of approximately
      24 issues of intermediate-term U.S. government and U.S. Treasury securities with maturities between 3 and 4.99 years and coupon rates above 4.25%. Index returns are calculated as total returns for periods of one, three, six and twelve months as well as year-to-date.
     oMERRILL LYNCH 3-YEAR TREASURY YIELD CURVE INDEX is an unmanaged index comprised of the most recently issued 3-year U.S. Treasury notes. Index returns are calculated as total returns for periods of one, three, six, and twelve months as well as year-to-date.
     oLEHMAN BROTHERS GOVERNMENT INDEX is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.
     oLEHMAN BROTHERS AGGREGATE BOND INDEX is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The Aggregate Bond Index is comprised of the Lehman Brothers Government Bond Index, Corporate Bond Index, Mortgage-


      Backed Securities Index and the Yankee Bond Index. These indices include: U.S. Treasury obligations, including bonds and notes; U.S. agency obligations, including those of the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Fannie Mae; Government National Mortgage Association; and Student Loan Marketing Association; foreign obligations; and U.S. investment-grade corporate debt and mortgage-backed obligations. All corporate debt included in the Aggregate Bond Index has a minimum S&P rating of BBB or a minimum Moody's rating of Baa.
     oMERRILL LYNCH CORPORATE AND GOVERNMENT INDEX includes issues which must be in the form of publicly placed, nonconvertible, coupon-bearing domestic debt and must carry a term of maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment grade issues (i.e., BBB/Baa or better).
     oMERRILL LYNCH DOMESTIC MASTER INDEX includes issues which must be in the form of publicly placed, nonconvertible, coupon-bearing domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. The Domestic Master Index is a broader index than the Merrill Lynch Corporate and Government Index and includes, for example, mortgage-related securities. The mortgage market is divided by agency, type of mortgage and coupon and the amount outstanding in each agency/type/coupon subdivision must be no less than $200 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment-grade issues (i.e. BBB/Baa or better).
     oS&P 500/LEHMAN BROTHERS GOVERNMENT/CORPORATE (WEIGHTED INDEX) and the S&P 500/Lehman Brothers Government (Weighted Index) combine the components of a stock-oriented index and a bond-oriented index to obtain results which can be compared to the performance of a managed fund. The indices' total returns will be assigned various weights depending upon the Fund's current asset allocation.
     oSALOMON BROTHERS AAA-AA CORPORATE index calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and companies in industry, public utilities, and finance.
     oLEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is an unmanaged index comprised of all the bonds issued by the Lehman Brothers Government/Corporate Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.
     oSEI BALANCED UNIVERSE is composed of 916 portfolios managed by 390 managers representing $86 billion in assets. To be included in the universe, a portfolio must contain a 5% minimum commitment in both equity and fixed-income securities. Consulting universes may be composed of pension, profit-sharing, commingled, endowment/foundation and mutual funds.
     oLEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.
     oMERRILL LYNCH CORPORATE MASTER is an unmanaged index comprised of approximately 4,356 corporate debt obligations rated BBB or better. These quality parameters are based in composites pf ratings assigned by S&P and Moody's. Only bonds with a minimum maturity of ine year are included.
     OLEHMAN BROTHERS STATE GENERAL OBLIGATIONS INDEX is an index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one, three, and twelve month periods as well as year-to-date. Total returns are also calculated as of the index inception, December 31, 1979.
     oLEHMAN BROTHERS FIVE-YEAR STATE GENERAL OBLIGATIONS BONDS is an
      index comprised of all state general obligation debt issues with maturities between four and six years. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one, three, and twelve month periods as well as year-to-date. Total returns are also calculated as of the
      index inception,    December 31, 1979.


     oLEHMAN BROTHERS THREE-YEAR STATE GENERAL OBLIGATIONS BONDS is an index comprised of the same issues noted above except that the maturities range between two and four years. Index figures are total returns calculated for the same periods as listed above.
     oMORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
  Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.
  Advertisements may quote performance information which does not reflect the effect of the sales load.


FINANCIAL STATEMENTS

  The financial statements for the fiscal period ended November 30, 1996, are incorporated herein by reference from the Funds' Annual Reports dated November 30, 1996 (File Nos. 33-44590 and 811-6504). A copy of an Annual Report may be obtained without charge by contacting The Biltmore Service Center at the address located on the back cover of the prospectus or by calling The Biltmore Service Center at 1-800-994-4414.


STANDARD & POOR'S CORPORATION

  Standard & Poor's Corporation ("S&P") makes no representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the S&P 500 Index (as defined in the prospectuses) to track general stock market performance. S&P's only relationship to Federated Securities Corp., the Funds' distributor (the "Licensee") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or a Fund. S&P has no obligation to take the needs of the Licensee or the owners of a Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of, the timing of, prices at, or quantities of a Fund to be issued or in the determination or calculation of the equation by which a Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of a Fund.
  S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the Licensee, owners of a Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein in connection with the rights licensed hereunder or for any other use. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages


(including lost profits), even if notified of the possibility of such damages.


APPENDIX

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS
  AAA--Debt rated ``AAA'' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
  AA--Debt rated ``AA'' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
  A--Debt rated ``A'' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
  BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
  BB, B, CCC, CC -- Debt rated ``BB'', `B'', ``CCC'', and `CC'' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. `BB'' indicates the lowest degree of speculation and ``CC'' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposure to adverse conditions.


  C -- The rating ``C'' is reserved for income bonds on which no interest is being paid.
  D -- Debt rated ``D'' is in default, and payment of interest and/or repayment of principal is in arrears.
  NR--NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
  S&P may apply a plus (+) sign or minus (-) sign to the above rating classifications to show relative standing within the classifications. MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATING
  AAA--Bonds which are rated ``AAA'' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
  AA--Bonds which are rated ``AA'' are judged to be of high quality by all standards. Together with the `AAA'' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in `AAA `securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in `AAA' securities.
  A--Bonds which are rated ``A'' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
  BAA--Bonds which are rated ``BAA'' are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
  BA--Bonds which are ``BA'' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
  B--Bonds which are rated ``B'' generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
  CAA -- Bonds which are rated ``CAA'' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
  CA--Bonds which are rated ``CA'' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
  C--Bonds which are rated ``C'' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects or ever attaining any real investment standing.


  NR--Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from `AA'' through ``B'' in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS
  A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
  A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."
  A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
  B--Issues rated "B" are regarded as having only speculative capacity for timely payment.
  C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
  D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS
  PRIME-1--Issuers rated ``PRIME-1'' (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. `PRIME-1'' repayment capacity will normally be evidenced by many of the following characteristics:
     oLeading market positions in well-established industries;
     oHigh rates of return on funds employed;
     oConservative capitalization structure with moderate reliance on debt and ample asset protection;
     oBroad margins in earnings coverage of fixed financial charges and high internal cash generation; or
     oWell-established access to a range of financial markets and assured sources of alternate liquidity.
  PRIME-2- Issuers rated ``PRIME-2'' (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
STANDARD & POOR'S RATINGS GROUP MUNICIPAL BOND RATINGS
  AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
  AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
  A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.
  BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
  BB, B, CCC, CC--Debt rated "BB," "B," "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these outweighed by large uncertainties of major risk exposure to adverse conditions.
  C--The rating "C" is reversed for income bonds on which no interest is being paid.
  D--Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.
STANDARD & POOR'S RATINGS GROUP MUNICIPAL NOTE RATINGS
  SP-1--Very strong or strong capacity to pay principal and interest.
Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.
  SP-2--Satisfactory capacity to pay principal and interest. SP-3--Speculative capacity to pay principal and interest.
MOODY'S INVESTORS SERVICE, INC. MUNICIPAL BOND RATINGS
  AAA--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
  AA--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in "Aaa" securities.
  A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
  BAA--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
  BA--Bonds which are ``Ba'' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
  B--Bonds which are rated ``B'' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
  CAA--Bonds which are rated ``Caa'' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
  CA--Bonds which are rated ``Ca'' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
  C--Bonds which are rated ``C'' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
MOODY'S INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS
  PRIME-1--Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:
     oLeading market positions in well established industries;
     oHigh rates of return on funds employed;
     oConservative capitalization structure with moderate reliance on debt and ample asset protection;
     oBroad margins in earning coverage of fixed financial charges and high internal cash generation; and
     oWell-established access to a range of financial markets and assured sources of alternate liquidity.
  PRIME-2--Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
  PRIME-3--Issuers rated PRIME-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
  NOT PRIME--Issuers rated NOT PRIME do not fall within any of the Prime rating categories.
MOODY'S INVESTORS SERVICE, INC. SHORT TERM LOAN RATINGS
  MIG 1/VMIG 1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.
  MIG 2/VMIG 2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MIG 3/VMIG 3--This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


3012917B (1/97)



PART C. OTHER INFORMATION.



Item 24.  Financial Statements and Exhibits:

          (a) The Financial Statements for the fiscal year ended November 30, 1996 are incorporated herein by reference to each Fund's Annual Report dated November 30, 1996. (File Nos. 33-37525 and 811-6201)
          (1)  Conformed Copy of Declaration of Trust of the Registrant
                    (1.);
               (i)  Conformed copies of Amendment Nos. 1 through 4 to the
                    Declaration of Trust dated August 15, 1990 (8.);
               (ii) Conformed Copy of Amendment No. 6 to the Declaration of
                    Trust dated August 15, 1990 (9.);
          (2)  Copy of By-Laws of the Registrant (1.);
          (3)  Not applicable;
          (4) Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant (2.);
               (i)  Biltmore Georgia Municipal Bond Fund Class Y Shares;+
               (ii) Biltmore North Carolina Municipal Bond Fund;+
               (iii)...............Biltmore South Carolina Municipal Bond;+
          (5) (i) Conformed Copy of Investment Advisory Contract of the Registrant and Exhibit A thereto (to file the executed version of the Investment advisory Contract between the Trust and Wachovia Bank of South Carolina, N.A. on behalf of South Carolina Municipal Bond Fund) (8.);
               (ii) Conformed copy of Investment Advisory Contract of the
                    Registrant between the Trust and Wachovia Bank of


                    Georgia, N.A. on behalf of Biltmore Georgia Municipal Bond Fund (9.);
               (iii)         Conformed copy of Investment Advisory
                    Contract of the Registrant between the Trust and Wachovia Bank of North Carolina, N.A. on behalf of Biltmore North Carolina Municipal Bond Fund (9.);
          (6)  (i)  Conformed Copy of Distributor's Contract of the
                     Registrant and Exhibit A thereto (8.);
               (ii) Conformed Copy of Exhibit B to the Distributor's
                    Contract (9.);
          (7)  Not applicable;
          (8)   (i) ...............Conformed copy of new Custodian
                    Agreement of the
                    Registrant and Exhibits A-C thereto (8.);

     + All exhibits have been filed electronically.

1. Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A filed October 29, 1990. (File Nos. 33-37525 and 811-6201)
2. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A filed November 30, 1990. (File Nos. 33-37525 and 811-6201)
8. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 5 on Form N-1A filed October 6, 1994. (File Nos. 33-37525 and 811-6201)


9. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 7 on Form N-1A filed January 27, 1995. (File Nos. 33-37525 and 811-6201)
11. Response is incorporated by reference to Registrant's Post-Effective Amendment No.11 filed June 21, 1996. (File Nos. 33-37525 and 811-
     6201)



          (9) Conformed copy of Transfer Agency and Service Agreement of the Registrant (5);
               (i)   Conformed copy of new Portfolio Accounting and
                    Shareholder Recordkeeping Agreement of Registrant and Schedule F thereto (8.);
               (ii)  Copy of Schedule G to new Portfolio Accounting and
                    Recordkeeping Agreement (8.);
               (iii) Conformed Copy of Administrative Services
                    Agreement(8.);
               (iv) Conformed copy of Amendment No. 1 to the Administrative
                    Services Agreemtnt(11);
               (v) Conformed copy of Portfolio Accounting and Shareholder Recordkeeping Agreement Amendment No. 1 to Schedule B;+
               (vi) Conformed copy of Shareholder Services;+
               (vii) ..............Conformed copy of Shareholder Services
                    Plan;+
          (10) Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered (2.);
          (11) (i)  Conformed Copy of Consent of Independent Auditors;+


               (ii)      Conformed copy of Opinion and Consent of Special
                         Tax
               Counsel for South Carolina Municipal Bond Fund (4.);
          (12) Not Applicable;
          (13) Conformed copy of Initial Capital Understanding (2.);
          (14) Not Applicable;
          (15) Not Applicable;
          (16) (i) Schedule for Computation of Fund Performance Data, Biltmore South Carolina Municipal Bond Fund (3.);
               (ii) Schedule for Computation of Fund Performance Data, Biltmore Georgia Municipal Bond Fund (10.);
               (iii) Schedule for Computation of Fund Performance Data, Biltmore North Carolina Municipal Bond Fund (10.);
          (17) Copy of Financial Data Schedules; +
          (18) Not Applicable;
          (19) Conformed Copy of Power of Attorney;(11)

Item 25.  Persons Controlled by or Under Common Control with Registrant

          None



     +    All exhibits have been filed electronically.

2. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A filed November 30, 1990. (File Nos. 33-37525 and 811-6201)


3. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A filed May 28, 1991. (File Nos. 33-37525 and 811-6201)
4. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 2 on Form N-1A filed November 27, 1991. (File Nos. 33-37525 and 811-6201)
5. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 3 on Form N-1A filed November 23, 1992. (File Nos. 33-37525 and 811-6201)
8. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 5 on Form N-1A filed October 6, 1994. (File Nos. 33-37525 and 811-6201)
10. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed June 30, 1995. (File Nos. 33-37525 and 811-6201)
11. Response is incorporated by reference to Registrant's Post-Effective Amendment No.11 filed June 21, 1996. (File Nos. 33-37525 and 811-
     6201)


Item 26.  Number of Holders of Securities:
                                        Number of Record Holders
          Title of Class                  as of January 3, 1997

          Shares of beneficial interest
          no par value

   Biltmore South Carolina Municipal Bond Fund


   (Class A Shares)                               2,221
   (Class Y Shares)                               238
   Biltmore North Carolina Municipal Bond Fund
   (Class A Shares)                               590
   (Class Y Shares)                               232
   Biltmore Georgia Municipal Bond Fund
   (Class A Shares)                               341
   (Class Y Shares)                               42

Item 27.  Indemnification: (1.)

Item 28.  Business and Other Connections of Investment Adviser:

          (a)For a description of the other business of the investment advisers, see the section entitled "The Biltmore Municipal Funds Information - Management of The Biltmore Municipal Funds" in Part A for each of the Funds.


             The Officers of Wachovia Bank of South Carolina, N.A. are:
             Will B. Spence, President and Chief Executive Officer; Charles T. Cole, Jr., Executive Vice President; David Q. Soutter, Executive Vice President; David H. Parker, Regional Executive Officer; and G. Joseph Prendergast, Chairman. The business address of each of the Officers of Wachovia Bank of South Carolina, N.A. is 1401 Main Street, Columbia, South Carolina, 29226.


             The Officers of Wachovia Bank of North Carolina, N.A. are:
             Chairman of the Board, L. M. Baker, Jr.; President and Chief Executive Officer, J. Walter McDowell; Executive Vice President, Robert S. McCoy, Jr.; Executive Vice President, Robert L. Alphin; Executive Vice President, Robert G. Brookby; Executive Vice President, Hugh M. Durden; Executive Vice President, Mickey W. Dry; Executive Vice President, Walter E. Leonard, Jr.; Executive Vice President, Richard B. Roberts; and Executive Vice President, Robert G. Brookly. The business address of each of the Officers of Wachovia Bank of North Carolina, N.A. is 100 North Main Street, Winston-Salem, N.C. 27101.


1. Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A filed October 29, 1990. (File Nos. 33-37525 and 811-6201)


             The Officers of Wachovia Bank of Georgia, N.A. are: Chairman,
             G. Joseph Prendergast; President and Chief Executive Officer, D. Gary Thompson; and Executive Vice Presidents:
             George W.P. Atkins; Donald P. Carson; John M. Chalk; William
             T. Deyo, Jr.; Thomas D. Hills; Eric L. Stone; and David C. Swann. The business address of each of the Officers of Wachovia Bank of Georgia, N.A. is 191 Peachtree Street, NE, Atlanta, Georgia, 30303.


             The Directors of Wachovia Bank of South Carolina, N.A. are:
             L.M. Baker, Jr, President and Chief Executive Officer, Wachovia Corporation; Charles J. Bradshaw, President, Bradshaw Investments, Inc.; Frank W. Brumley, President, The Brumley Company; W.T. Cassels, Jr, Chairman, Southeastern Freight Lines Inc.; Thomas C. Coxe, III, Executive Vice President, Sonoco Products Company; Frederick B. Dent, Jr., President, Mayfair Mills, Inc.; James G. Lindley, Chairman Emeritus, South Carolina National Corporation; Joe A. Padgett; G. Joseph Prendergast, Chairman, Wachovia Bank of South Carolina, N.A.; W.M. Self, President and Chief Executive Officer, Greenwood Mills, Inc.; Robert S. Small, Jr., President, AVTEX Commercial Properties, Inc.; Will B. Spence, President and Chief Executive Officer, Wachovia Bank of South Carolina, N.A.; J. Guy Steenrod, President, Roche Carolina Inc.; William G. Taylor, President, The Springs Company; and Beatrice R. Thompson, Coordinator of Psychological Services, Anderson County School District.

             The Directors of Wachovia Bank of North Carolina, N.A. are:
             L.M. Baker, Jr., Chairman of the Board, Wachovia Bank of NC, N.A.; Thomas M. Belk, Jr., Senior Vice-President, Belk Stores Services, Inc.; Howard C. Bissell, Chairman of the Board, The Bissell Companies, Inc.; Felton J. Capel, Chairman and President, Century Associates of North Carolina; William Cavanaugh, III, President and Chief Operating Officer; Bert Collins, President and Chief Executive Officer, N.C. Mutual Life Insurance Company; Richard L. Daugherty, Retired Vice


             President and Consultant, IBM Corporation; George W. Henderson, President and Chief Executive Officer, Burlington Industries, Inc.; Estell C. Lee, Chairman and President, The Lee Company; J. Walter McDowell, III, President and Chief Executive Officer, Wachovia Bank of NC, N.A.; G. Joseph Prendergast, Executive Vice President, Wachovia Corporation; Andrew J. Schindler, President and Chief Executive Officer, R.J. Reynolds Tobacco Company; Robert L. Tillman, Chief Operating Officer, Lowe's Companies, Inc.; John F. Ward, Senior Vice President, Sara Lee Corporation; Anderson D. Warlick, President and Chief Operating Officer, Parkdale Mills, Inc.; David J. Whihard, II, The Daily Reflector; and John C. Whitaker, Jr., Chairman of the Board and Chief Executive Officer, Inmar Enterprises, Inc.


             The Directors of Wachovia Bank of Georgia, N.A. are:
             F. Duane Ackerman, Vice Chairman and Chief Operating Officer,BellSouth Corporation; L.M. Baker, Jr., President and Chief Executive Officer, Wachovia Corporation; Carl E. Bolch, Jr., Chairman and Chief Executive Officer, Race Track Petroleum, Inc.; James E. Bostic, Jr., Senior Vice President, Environmental, Government Affairs and Communiciaton, Georgia-Pacific Corporation; Dan T. Cathy, President, Chick-Fil-A International; Michael C. Carlos, Chairman and Chief Executive Officer, National Distributing Co., Inc.; G. Stephen Felker, Chairman and Chief Executive Officer, Avondale Mills, Inc.; Bryan D. Langton, Chairman and Chief


             Executive Officer, Holiday Inn Worldwide; Bernard Marcus, Chairman and Chief Executive Officer, The Home Depot, Inc.; James F. McDonald, President and Chief Executive Officer, Scientific-Atlanta, Inc.; Daniel W. McGlaughlin, President and Chief Operating Officer, Equifax Inc.; G. Joseph Prendergast, Chairman of the Board, Wachovia Bank of Georgia, N.A.; D. Raymond Riddle, Chairman of the Board and Chief Executive Officer, National Service Industries, Inc.; S. Stephen Selig, III, Chairman of the Board and President, Selig Enterprises, Inc.; Alana S. Shepherd, Secretary of the Board, Shepherd Spinal Center; and D. Gary Thompson, President and Chief Executive Officer, Wachovia Bank of Georgia, N.A..

Item 29.  Principal Underwriters:

     (a) Federated Securities Corp., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; BayFunds; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index


Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities
Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Independence One Mutual Funds; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Marshall Funds, Inc.; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; SouthTrust Vulcan Funds; Star Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Monitor Funds; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Tower Mutual Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Vision Group of Funds, Inc.; andWorld Investment Series, Inc.


Federated Securities Corp. also acts as principal underwriter for the following closed-end investment company: Liberty Term Trust, Inc.- 1999.




       (1)                      (2)                   (3)
Name and Principal        Positions and Offices Positions and Offices
 Business Address            With Underwriter               With Registrant


          (b)

       (1)                      (2)                   (3)
Name and Principal        Positions and Offices Positions and Offices
 Business Address            With Underwriter               With Registrant


Richard B. Fisher         Director, Chairman, Chief              Federated
Investors Tower           Executive Officer, Chief
Pittsburgh, PA 15222-3779 Operating Officer, Asst.
                          Secretary, and Asst.
                          Treasurer, Federated
                          Securities Corp.

Edward C. Gonzales        Director, Executive Vice
Federated Investors Tower President, Federated,
Pittsburgh, PA 15222-3779 Securities Corp.

Thomas R. Donahue         Director, Assistant Secretary,
Federated Investors Tower Assistant Treasurer
Pittsburgh, PA 15222-3779 Federated Securities Corp



John B. Fisher            President-Institutional Sales,    --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

James F. Getz             President-Broker/Dealer,     --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mark R. Gensheimer        Executive Vice President of       --
Federated Investors Tower Bank/Trust, Federated
Pittsburgh, PA 15222-3779 Securities Corp.

Mark W. Bloss             Senior Vice President,       --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard W. Boyd           Senior Vice President,       --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Theodore Fadool, Jr.      Senior Vice President,       --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Bryant R. Fisher          Senior Vice President,       --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779



Christopher T. Fives      Senior Vice President,       --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

James S. Hamilton         Senior Vice President,       --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

James M. Heaton           Senior Vice President,       --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Keith Nixon               Senior Vice President,       --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Solon A. Person, IV       Senior Vice President,       --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Timothy C. Pillion        Senior Vice President,       --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Thomas E. Territ          Senior Vice President,       --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779



John B. Bohnet            Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Byron F. Bowman           Vice President, Secretary,        --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Jane E. Broeren-Lambesis  Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Dale R. Browne            Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mary J. Combs             Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

R. Edmond Connell, Jr.    Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

R. Leonard Corton, Jr.    Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779



Kevin J. Crenny           Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Daniel T. Culbertson      Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

G. Michael Cullen         Vice President,              --
Federated Investors Tower Federated Securites Corp.
Pittsburgh, PA 15222-3779

Laura M. Deger            Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779


Jill Ehrenfeld            Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mark D. Fisher            Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Joseph D. Gibbons         Vice President,              --
Federated Investors Tower Federated Securities Corp.


Pittsburgh, PA 15222-3779

John K. Goettlicher       Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Craig S. Gonzales         Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard C. Gonzales       Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

James E. Hickey           Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

H. Joseph Kennedy         Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Steven A. La Versa        Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mark J. Miehl             Vice President,              --
Federated Investors Tower Federated Securities Corp.


Pittsburgh, PA 15222-3779

Richard C. Mihm           Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

J. Michael Miller         Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Michael P. O'Brien        Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Robert D. Oehlschlager    Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779


Thomas A. Peters III      Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Robert F. Phillips        Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Eugene B. Reed            Vice President,              --


Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Paul V. Riordan           Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Edward L. Smith           Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

David W. Spears           Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Jeffrey A. Stewart        Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard Suder             Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Jamie M. Teschner         Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

William C. Tustin         Vice President,              --


Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Paul A. Uhlman            Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Miles J. Wallace          Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard B. Watts          Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Edward J. Wojnarowski     Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Michael P. Wolff          Vice President,              --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Edward R. Bozek           Assistant Vice President,         --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Charlene H. Jennings      Assistant Vice President,         --


Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

J. Timothy Radcliff       Assistant Vice President,         --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Denis McAuley             Treasurer,                   --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Leslie K. Platt           Assistant Secretary,         --
Federated Investors Tower Federated Securities Corp.
Pittsburgh, PA 15222-3779

Item 30.  Location of Accounts and Records:

        The Biltmore Municipal Funds          Federated Investors Tower
                                             Pittsburgh, PA  15222-3779

          Federated Services Company              Federated Investors Tower
          ("Transfer Agent, Dividend              Pittsburgh, PA  15222-
                                   3779
          Disbursing Agent and Portfolio
          Recordkeeper")

          Federated Administrative Services       Federated Investors Tower


          ("Administrator")                       Pittsburgh, PA  15222-
                                   3779

        Wachovia Bank of North Carolina, N.A.     301 North Main Street
          ("Investment Adviser" to North          Winston-Salem, NC  21750
        Carolina Municipal Bond Fund)

        Wachovia Bank of Georgia, N.A.       191 Peachtree Street, N.E.
        (`Investment Adviser'' to              Atlanta, Georgia 30303
        Georgia Municipal Bond Fund)

        Wachovia Bank of South Carolina, N.A.     1426 Main Street
        (`Investment Adviser'' to South      Columbia, South Carolina 29226
        Carolina Municipal Bond Fund)

          Wachovia Bank of North Carolina, N.A. Wachovia Trust Operations
          ("Custodian")                 301 North Main Street
                                             Winston-Salem, NC  21750

Item 31.  Management Services:  Not applicable.

Item 32.  Undertakings:

        Registrant hereby undertakes to comply with the provisions of
        Section 16(c) of the l940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders on behalf of each of its portfolios.


        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.




                                SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, THE BILTMORE MUNICIPAL FUNDS, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 29th day of January, 1997.


                       THE BILTMORE MUNICIPAL FUNDS

           BY: /s/Peter J. Germain
           Peter J. Germain, Secretary
           Attorney in Fact for John W. McGonigle
           January 29, 1997


   Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

   NAME                  TITLE                         DATE

By:/s/Peter J. Germain   Attorney In Fact              January 29, 1997
   Peter J. Germain For the Persons
   SECRETARY        Listed Below

   NAME                  TITLE

John W. McGonigle*       President and Treasurer
                    (Chief Executive Officer
                    and Principal Financial and
                    Accounting Officer)

James A. Hanley*              Trustee

Samuel E. Hudgins*            Trustee

J. Berkley Ingram, Jr.*       Trustee

D. Dean Kaylor*               Trustee

Charles S. Way, Jr.*          Trustee

* By Power of Attorney